UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K
CURRENT REPORT Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) 1/15/2014

CITIZENS FIRST CORPORATION
(Exact name of registrant as specified in its charter)

Kentucky 333-67435 61-0912615
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1065 Ashley Street, Bowling Green, Kentucky 42103
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code       (270) 393-0700

Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Citizens First Corporation (the “Company”) (NASDAQ: CZFC), the holding company of Citizens First Bank announced that on January 15, 2014 it entered into a letter agreement with the United States Department of the Treasury pursuant to which the Company repurchased the remaining 93 of the 250 shares of the Series A Fixed Rate Cumulate Perpetual Preferred Stock that the Company had issued to the Treasury on December 19, 2008 under the TARP Capital Purchase Program of the Emergency Economic Stabilization Act of 2008. The Company paid $3.3 million to repurchase the preferred shares along with the accrued dividend for the shares repurchased. The Company had previously repurchased 157 shares of the original 250 shares issued.  A copy of the Press Release is attached as Exhibit 99.1 to this Report and is incorporated into this Report by reference.

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On January 16, 2014, Citizens First Corporation issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.  The press release announced the Company’s operating results for the quarter and twelve months ended December 31, 2013 and announced the completion of the final payment in the repurchase of the 250 shares of the Series A Fixed Rate Cumulate Perpetual Preferred Stock that the Company had issued to the Treasury on December 19, 2008 under the TARP Capital Purchase Program of the Emergency Economic Stabilization Act of 2008.

The information in this Item 2.02 in this Form 8-K and the Exhibit 99.1 attached hereto shall not be deemed filed for purposes of Section 18 of the Securities and Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

ITEM 7.01. REGULATION FD DISCLOSURE.
On January 16, 2014, the Company issued a press release, a copy of which is attached hereto and incorporated herein by reference. See “Item 1.01 Entry into a Material Definitive Agreement” which is incorporated by reference in this item 7.01.

See “Item 2.02. Results of Operations and Financial Condition” which is incorporated by reference in this Item 7.01.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
99.1Press Release dated January 16, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIZENS FIRST CORPORATION
(Registrant)
By: /s/ M. Todd Kanipe M. Todd Kanipe
President and Chief Executive Officer

Date: January 16, 2014

EXHIBIT INDEX
99.1Press Release dated January 16, 2014

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